EXHIBIT 10.32


                           SECOND AMENDED AND RESTATED
                                PLEDGE AGREEMENT

        THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement"), dated as of October 9, 1995, among the corporations listed on the signature pages hereof as "Pledgors" (individually each a "Pledgor" and collectively the "Pledgors"), and BANK OF AMERICA ILLINOIS (formerly Continental Bank N.A.) (the "Bank");

                              W I T N E S S E T H:

        WHEREAS, Azimuth Corporation, a Delaware corporation ("Parent"), and the Bank have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of October 9, 1995 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Parent Loan Agreement");

        WHEREAS, the Parent Loan Agreement amends and restates that certain Amended and Restated Loan and Security Agreement, dated as of January 16, 1991, between Parent and the Bank (the "Original Loan Agreement");

        WHEREAS, the Parent and the Bank entered into that certain Amended and Restated Pledge Agreement, dated as of January 16, 1991 (the "Original Pledge Agreement"), in order to provide security for the loans under the Original Loan Agreement;

        WHEREAS, the Parent and the Bank desire that the Original
Pledge Agreement be amended in certain respects;

        WHEREAS, the Pledgors, other than Parent, are each party to a Loan and Security Agreement dated as of the date hereof with the Bank (each, an "Other Loan Agreement");

        WHEREAS, as a condition precedent to the effectiveness of the Parent Loan Agreement and each Other Loan Agreement, the Pledgors are required to execute and deliver this Agreement; and

        WHEREAS, each Pledgor has duly authorized the execution, delivery, and performance of this Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Bank to enter into the Parent Loan Agreement and the Other Loan Agreements and to make the loans contemplated thereby, the Parent hereby acknowledges the continued force and effect of the security interest granted by the Parent to the Bank under the Original Pledge Agreement, the Original Pledge Agreement is hereby amended


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and restated in its entirety, and each Pledgor agrees with the
Bank, as follows:


        SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

        "Bank" is defined in the preamble.

        "Collateral" is defined in Section 2.1.

        "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from stock splits, reclassifications, warrants, options, non-cash dividends, and other distributions on or with respect to any Pledged Shares whether similar or dissimilar to the foregoing, but shall not mean Dividends.

        "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares made out of capital surplus.

        "Event of Default" means an "Event of Default" under and as defined in each of the Parent Loan Agreement and each Other Loan Agreement.

        "Initial Pledged Shares" is defined in clause (a) of Section
2.1.

        "Obligations" is defined in Section 2.2.

        "Original Loan Agreement" is defined in the second recital.

        "Original Pledge Agreement" is defined in the third recital.

        "Other Loan Agreement" is defined in the fifth recital.

        "Parent" is defined in the first recital.

        "Parent Loan Agreement" is defined in the first recital.

        "Pledged Property" means the Initial Pledged Shares, any other Pledged Shares and all other pledged shares of capital stock, the Pledged Notes and all other pledged promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments, certificates or documents which are now



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being delivered by any Pledgor to the Bank or may from time to time hereafter be delivered by any Pledgor to the Bank for the purpose of pledge under this Agreement, any other Related Agreement or the Supplemental Documentation, and all proceeds of any of the foregoing.

        "Pledged Notes" is defined in clause (e) of Section 2.1.

        "Pledged Share Issuer" means each Person identified on Attachment I hereto as the issuer of the Initial Pledged Shares identified opposite the name of such Person.

        "Pledged Shares" means the Initial Pledged Shares and all other shares of capital stock of any Pledged Share Issuer which are delivered by the Parent to the Bank as Pledged Property hereunder.

        "Pledgor" is defined in the preamble.

        SECTION 1.2. Parent Loan Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Parent Loan Agreement.

        SECTION 1.3. UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II.

                                     PLEDGE

        SECTION 2.1. Grant of Security Interest. The Parent hereby acknowledges and confirms the continuing force and effectiveness of the pledge, assignment, charge, mortgage, delivery and transfer of, and the security interest granted in, the "Collateral" under and as defined in the Original Pledge Agreement and each Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Bank, and hereby grants to the Bank a continuing security interest in, all of such Pledgor's right, title and interest to the following property (the "Collateral"):

               (a) in the case of the Parent only, that number of issued and outstanding shares of capital stock of each Pledged Share Issuer (the "Initial Pledged Shares") identified in
        Attachment I hereto;

               (b) all other Pledged Property, whether now or hereafter delivered to the Bank in connection with this Agreement;




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               (c)  all Dividends, Distributions, interest and other
        payments and rights with respect to any Pledged Property;

               (d) all accounts, contracts, contract rights, chattel paper, instruments, general intangibles and other obligations of any kind of such Pledgor, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, including the following:

                      (i) all rights of such Pledgor with respect to all amounts now or hereafter from time to time loaned or advanced by such Pledgor to Parent or any Subsidiary of the Parent;

                      (ii) all of such Pledgor's rights now or hereafter
               existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations; and

                      (iii) all leases, security agreements and other contracts
               evidencing any of the foregoing accounts, contract rights, chattel paper, instruments, general intangibles and obligations;

               (e) the promissory notes identified in Attachment II hereto (the "Pledged Notes");

               (f) all rights, powers, privileges, options and other benefits of the Parent under that certain Asset Purchase Agreement (the "Payne Asset Purchase Agreement") dated on or about July 8, 1988, between SIC Corporation, a Delaware corporation, and Payne Fabrics, Inc., a Delaware corporation, and any agreement or other document executed or delivered in connection therewith, including the right to make all waivers and agreements, to give notices, consents, and releases and other instruments, to take such action upon the happening of a default under the Payne Asset Purchase Agreement or any such agreement or other document, including the commencement, conduct and consummation of proceedings at law or in equity, as shall be permitted thereunder or by law and to do any and all other things as the Parent is or may become entitled to do thereunder;

               (g) all rights, powers, privileges, options and other benefits of the Parent under that certain Agreement and Plan of Merger, dated June 30, 1988 (the "Contempo Merger Agreement"), among Contempo Design, Inc., an Illinois corporation, Bridget C. Ornatek ("Ornatek") and John K. Sturm ("Sturm"), Contempo Merger Corp., an Illinois corporation, and



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        any agreement or other document executed or delivered in connection therewith (including that certain Escrow Agreement, dated June 30, 1988, among the Parent, Ornatek, Sturm and Harris Trust and Savings Bank, as escrow agent), including the right to make all waivers and agreements, to give notices, consents, and releases and other instruments, to take such action upon the happening of a default under the Contempo Merger Agreement or any such agreement or other document, including the commencement, conduct and consummation of proceedings at law or in equity, as shall be permitted thereunder or by law and to do any and all other things as the Parent is or may become entitled to do thereunder; and

               (h)  all proceeds of any of the foregoing.

        SECTION 2.2. Security for Obligations. This Agreement secures the payment in full of all "Liabilities" of each Pledgor under and as defined in the Parent Loan Agreement (in the case of Parent) or the Other Loan Agreement to which such Pledgor is a party (in the case of each other Pledgor), whether now or hereafter existing (all such Liabilities being herein called the "Obligations").

        SECTION 2.3. Delivery of Pledged Property; Registration of Pledge, Transfer, etc. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares and all Pledged Notes, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes and all other promissory notes pledged hereunder, shall be endorsed to the order
of) the Bank pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank; it being understood that all other necessary and appropriate action and approvals shall have been taken or received to grant to the Bank a first priority security interest in such Pledged Shares and Pledged Notes. The Bank shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares, Pledged Notes or any promissory notes pledged hereunder for certificates or instruments of smaller or larger denominations.

        SECTION 2.4. No Duty on the Bank. The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.




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        SECTION 2.5. Continuing Security Interest; Transfer of Note. This
Agreement evidences a continuing security interest in the Collateral and shall remain in full force and effect until payment in full (on or after the Termination Date) of all Obligations and the termination of all obligations of the Bank to advance funds to the Pledgors, be binding upon each Pledgor, its successors and assigns, and inure to the benefit of the Bank and its successors, transferees and assigns. Upon the payment in full (on or after the Termination
Date) of the Obligations and the termination of all obligations of the Bank to advance funds to the Pledgors, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Bank will, at the expense of the Pledgors, deliver all certificates and instruments representing or evidencing the Pledged Shares and the Pledged Notes, together with all other Collateral held by the Bank hereunder, and execute and deliver to the Pledgors, at the expense of the Pledgors, such documents as the Pledgors shall reasonably request to evidence such termination.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

        SECTION 3.1. Warranties, etc. Each Pledgor represents and warrants unto the Bank that as at the date hereof and as at the date of any further pledge hereunder by such Pledgor to the Bank of any Collateral,

               (a) such Pledgor is or will be the legal and beneficial owner of, and has or will have good and marketable title to (and has or will have full right and authority to pledge and assign) such Collateral, free and clear of all liens, security interests, options or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Bank and, as to Collateral other than Pledged Shares and Pledged Notes, liens permitted by Section 5.16 of the Parent Loan Agreement;

               (b) the pledge of all Pledged Shares and Pledged Notes is or, upon delivery to the Bank, will be effective to create a valid, perfected first priority security interest in such Collateral and all proceeds thereof, securing the Obligations;

               (c) in the case of any Pledged Shares constituting such Collateral, all of such Pledged Shares are or will be duly and validly issued, fully paid and non-assessable;

               (d) the Initial Pledged Shares constitute that percentage of the issued and outstanding shares of capital stock of each Pledged Share Issuer indicated on Attachment I hereto;



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               (e) each Pledged Note and each promissory note pledged hereunder has been duly authorized, executed, endorsed, issued and delivered and is the legal, valid and binding obligation of the issuer thereof, is not in default, is not overdue and has not been dishonored; and

               (f) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is or will be required either

                      (i) for the pledge by such Pledgor of any Collateral
               pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or

                      (ii) for the exercise by the Bank of the voting or other
               rights provided for in this Agreement, or as may be required in connection with a disposition of Collateral by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Agreement.

No filing or other action will be necessary to perfect or protect the security interest described in clause (b) above.

                                   ARTICLE IV.

                                    COVENANTS

        SECTION 4.1. Protect Collateral; Further Assurances, etc. No Pledgor will sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Bank hereunder). Each Pledgor will warrant and defend the right and title herein granted unto the Bank in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

        SECTION 4.2. Stock Powers, etc. Each Pledgor agrees that all Pledged Shares delivered by such Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Bank. Each Pledgor will, from time to time, upon request of the Bank, promptly deliver to the Bank such stock powers, instruments and



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similar documents, satisfactory in form and substance to the Bank, with respect to the Collateral as the Bank may reasonably request and will, from time to time, upon request of the Bank after the occurrence of any Event of Default, promptly transfer any shares which are part of the Collateral into the name of any nominee designated by the Bank.

        SECTION 4.3. Continuous Pledge. Each Pledgor will, at all times, keep pledged to the Bank pursuant hereto all shares of capital stock of each Pledged Share Issuer held by such Pledgor identified in Attachment I hereto, all additional shares of capital stock of each Pledged Share Issuer which may at any time hereafter be owned by such Pledgor, all Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Bank with respect to the Pledged Notes and all other promissory notes pledged hereunder, all promissory notes and other instruments of any Subsidiary of Parent or such Pledgor evidencing any Indebtedness or other obligation of any Subsidiary of Parent or such Pledgor to such Pledgor and all other securities, instruments, proceeds and rights from time to time received by or distributable to such Pledgor in respect of any Collateral.

        SECTION 4.4. Voting Rights; Dividends, etc. Each Pledgor agrees to deliver (properly endorsed where required hereby or requested by the Bank) to the Bank,

               (a) after any Default of the nature referred to in Section 6.1(e) of the Parent Loan Agreement or any Other Loan Agreement or any Event of Default shall have occurred and be continuing, promptly upon receipt thereof by any Pledgor and without any request therefor by the Bank, all Dividends, all Distributions, all interest, all other cash payments and all proceeds of the Pledged Property and other Collateral, all of which shall be held by the Bank as additional Collateral for use in accordance with Section 5.4; and

               (b) after any Default of the nature referred to in Section 6.1(e) of the Parent Loan Agreement or any Other Loan Agreement or any Event of Default shall have occurred and be continuing, promptly upon request of the Bank, such proxies and other documents as may be necessary to allow the Bank to exercise the voting power with respect to any share of capital stock included in the Collateral;

provided, however, that unless any Default of the nature referred to in Section 6.1(e) of the Parent Loan Agreement or any Other Loan Agreement or any Event of Default shall have occurred and be continuing, the Parent shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Parent Loan Agreement or any Related Agreement, the


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voting power, and all other incidental rights of ownership with respect to any
Pledged Shares (subject to the Parent's obligation to deliver to the Bank such Pledged Shares in pledge hereunder). All Dividends, Distributions, interest, cash payments and proceeds which may at any time and from time to time be held by any Pledgor but which such Pledgor is then obligated to deliver to the Bank, shall, until delivery to the Bank, be held by such Pledgor separate and apart from its other property in trust for the Bank. The Bank agrees that unless a Default of the nature referred to in Section 6.1(e) of the Parent Loan Agreement or any Other Loan Agreement or an Event of Default shall have occurred and be continuing, the Bank shall, upon the written request of the Parent, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by Parent which are necessary to allow Parent to exercise voting power with respect to any share of capital stock included in the Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Parent that would impair any Collateral or be inconsistent with or violate any provision of this Agreement, the Parent Loan Agreement or any Related Agreement.

                                   ARTICLE V.

                                    REMEDIES

        SECTION 5.1. Actions upon Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Bank shall have all rights and remedies of a secured party upon default under the UCC or other applicable law. Any notification required by law of any intended disposition by the Bank of any of the Collateral shall be deemed reasonably and properly given if given at least 10 days before such disposition. Without limitation of the above, the Bank may, whenever an Event of Default shall have occurred and be continuing, and the Obligations shall have been declared immediately due and payable, without prior notice to the Pledgors, take all or any of the following actions:

               (a) transfer all or any part of the Collateral into the name of the Bank or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

               (b) notify the parties obligated on any of the Collateral to make payment to the Bank of any amount due or to become due thereunder;

               (c) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period



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        (whether or not longer than the original period) any
        obligations of any nature of any party with respect thereto;

               (d) endorse any checks, drafts, or other writings in the name of the applicable Pledgor to allow collection of the Collateral;

               (e)    take control of any proceeds of the Collateral; and

               (f) execute (in the name, place and stead of the applicable Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

        SECTION 5.2. Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Bank its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Bank, or otherwise, from time to time in the Bank's discretion, to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Agreement, including, upon the occurrence and continuance of an Event of Default, all actions described in Section 5.1.

        SECTION 5.3. Securities Laws. Each Pledgor understands that compliance with the Federal securities laws, applicable blue sky or other state securities laws or similar laws analogous in purpose or effect may strictly limit the course of conduct of the Bank if the Bank were to attempt to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same. Accordingly, each Pledgor agrees that if any Collateral is sold at any public or private sale, the Bank may elect to sell only to a buyer who will give further assurances, satisfactory in form and substance to the Bank, respecting compliance with the requirements of the Securities Act of 1933, as amended; and that a sale subject to such condition shall be deemed commercially reasonable. Without limiting the generality of the foregoing, the provisions of this paragraph would apply if, for example, the Bank were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if the Bank placed all or any part of the Collateral privately with a purchaser or purchasers.

        SECTION 5.4. Application of Proceeds. All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Bank be held by the Bank as additional collateral security for, or then or at any time thereafter be applied in whole or in part by the Bank against, all or any part of



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the Obligations in such order of application, not inconsistent with the terms of the Parent Loan Agreement and the Other Loan Agreements, as the Bank may from time to time elect in its sole discretion. Any surplus of such cash or cash proceeds held by the Bank and remaining after payment in full of all the Obligations, and the occurrence of the Termination Date, shall be paid over to the Pledgor entitled thereto or to whomsoever may be lawfully entitled to receive such surplus.

        SECTION 5.5. Indemnity and Expenses. Each Pledgor hereby indemnifies and holds harmless the Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Bank's gross negligence or willful misconduct. Upon demand, the Pledgors will pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Bank may incur in connection with:

               (a) the administration of this Agreement, the Parent Loan Agreement, each Other Loan Agreement, each other Related Agreement and the Supplemental Documentation;

               (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

               (c) the exercise or enforcement of any of the rights of the Bank hereunder; or

               (d) the failure by any Pledgor to perform or observe any of the provisions hereof.


                                   ARTICLE VI.

                                  MISCELLANEOUS

        SECTION 6.1. Related Agreement. This Agreement is a Related Agreement executed pursuant to the Parent Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions of the Parent Loan Agreement.

        SECTION 6.2. Amendments, etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.



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        SECTION 6.3. Obligations Not Affected. The obligations of each Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

               (a) any amendment or modification or addition or supplement to the Parent Loan Agreement, each Other Loan Agreement, any Note, any other Related Agreement, the Supplemental Documentation, any instrument delivered in connection therewith or any assignment or transfer thereof;

               (b) any exercise, non-exercise or waiver by the Bank of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Parent Loan Agreement, each Other Loan Agreement, any Related Agreement or the Supplemental Documentation;

               (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Parent Loan Agreement, each Other Loan Agreement, any Related Agreement or the Supplemental Documentation or any assignment or transfer of any thereof; or

               (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, or the like, of any Pledgor or any other Person, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

        SECTION 6.4. Protection of Collateral. The Bank may from time to time, at its option, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Bank may from time to time take any other action which the Bank reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

        SECTION 6.5. The Bank Not Responsible. The Bank is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Bank shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as any Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Bank to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.




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        SECTION 6.6. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telegraphed or delivered to such party at the address set forth below its signature hereto (in the case of the Bank), to the Parent Loan Agreement (in the case of the Parent) or to the Other Loan Agreement to which such Pledgor is a party (in the case of each Pledgor other than Parent), or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when filed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

        SECTION 6.7. Subrogation. No Pledgor shall be entitled to be subrogated to any of the rights of the Bank by reason of any amounts received hereunder or in connection with the Collateral until all Obligations have been paid in full and the Bank's obligations to make advances pursuant to the Parent Loan Agreement and the Other Loan Agreements have been fully terminated.

        SECTION 6.8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Illinois.




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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            Pledgors

                                            AZIMUTH CORPORATION


                                            By_____________________________
                                              Title________________________


                                            DELAWARE ELECTRO INDUSTRIES, INC.


                                            By_____________________________
                                              Title________________________


                                            CONTEMPO DESIGN, INC.


                                            By_____________________________
                                              Title________________________


                                            CONTEMPO DESIGN WEST, INC.


                                            By_____________________________
                                              Title________________________


                                            Bank

                                            BANK OF AMERICA ILLINOIS


                                            By_____________________________
                                              Title________________________

                                            Address:  231 South LaSalle Street
                                                        Chicago, Illinois  60697

                                            Attention:  Andrew J. Sutherland





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                                                                   ATTACHMENT I
                                                                 (to the Pledge
                                                                     Agreement)


                             INITIAL PLEDGED SHARES



                                                   Common Stock

   Pledged         Authorized  Outstanding      Shares Owned and
 Share Issuer      Shares      Shares         Pledged by the Parent
                                               Number        Percentage


1)  Delaware      150,000      105,000        105,000              100%

2)  Contempo      100,000      1,120            1,120              100%

3)  Contempo West 100,000      1,000              900               90%




                                      -15-

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                                                                  ATTACHMENT II
                                                                 (to the Pledge
                                                                      Agreement)


                                  PLEDGED NOTES



Pledgor                                     Issuer

Azimuth Corporation                         Contempo Design, Inc.
                                            Contempo Design West, Inc.
                                            Delaware Electro Industries, Inc.
                                            Contempo Design Europe B.V.

Contempo Design, Inc.                       Azimuth Corporation
                                            Contempo Design West, Inc.
                                            Contempo Design Europe B.V.
                                            Delaware Electro Industries, Inc.

Contempo Design West, Inc.                  Azimuth Corporation
                                            Contempo Design, Inc.
                                            Delaware Electro Industries, Inc.
                                            Contempo Design Europe B.V.

Delaware Electro
Industries, Inc.                            Azimuth Corporation
                                            Contempo Design, Inc.
                                            Contempo Design West, Inc.
                                            Contempo Design Europe B.V.





                                      -16-

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